UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2006

BENACQUISTA GALLERIES, INC.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction	0-51107 (Commission	71-0928242 (IRS Employer
of incorporation)	File Number)	Identification No.)

6870 La Valle Plateada Rancho Santa Fe, California (Address of principal executive offices)		92067 (Zip Code)

Registrant’s telephone number, including area code:		(858) 525-5695

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 29, 2006, our management and board of directors, in consultation with Hansen, Barnett & Maxwell, P.C., our independent registered accounting firm, determined that we would revise our previously issued balance sheets, statements of operations, statements of stockholders’ deficit, and statements of cash flows for the fiscal year ended September 30, 2005 and each of the three month periods ended December 31, 2005, March 31, 2006 and June 30, 2006 (collectively, the “Adjusted Periods”), and concluded that such previously issued financial statements, including the auditor’s reports thereon, should no longer be relied upon.

This determination was made following our receipt of comments from the staff of the Securities and Exchange Commission, and following consultation with our management, legal and financial advisors and independent registered accounting firm. We have concluded that we should make certain adjustments, in accordance with Staff Accounting Bulletin Topic 5:T, recording the value of services performed by our Chief Executive Officer and the value of office space donated to us as General and Administrative expenses for each of the Adjusted Periods. Further, in accordance with Statements of Financial Accounting Standards No. 131, Disclosing about Segments of an Enterprise and Related Information, and Emerging Issues Task Force Issue No. 04-10, Determining Whether to Aggregate Operating Segments That Do Not Meet the Quantitative Thresholds, we have concluded that we should make certain corrections so that our financial statements for each of the Adjusted Periods more accurately reflect the reportable segments of our business. We have also concluded that we should make certain corrections regarding the exercise dates of a number of our common stock purchase warrants and the promissory notes receivable in consideration therefor, and to further expand upon the disclosure in certain of the footnotes to our financial statements for each of the Adjusted Periods.

Accordingly, these adjustments will be reflected in our restated filings on Form 10-QSB/A for the periods ended December 31, 2005, March 31, 2006 and June 30, 2006 and on Form 10-KSB/A for the year ended September 30, 2005. We expect to complete the restatements and file the amended reports within the next forty-five days. There can be no assurance, however, that we will be able to complete and file these amended reports within this time frame.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2007
BENACQUISTA GALLERIES, INC.

	By:	/s/ James Price
James Price
Chief Executive Officer